Exhibit 99.2

CITIGROUP - QUARTERLY FINANCIAL DATA SUPPLEMENT	1Q18

Page
Citigroup Consolidated
Financial Summary	1
Consolidated Statement of Income	2
Consolidated Balance Sheet	3
Segment Detail
Net Revenues	4
Income & Regional Average Assets and ROA	5

Global Consumer Banking (GCB)	6
Retail Banking and Cards Key Indicators	7
North America	8 - 10
Latin America (1)	11 - 12
Asia (2)	13 - 14
Institutional Clients Group (ICG)	15
Revenues by Business	16

Corporate / Other	17
Consumer Key Indicators	18

Citigroup Supplemental Detail
Average Balances and Interest Rates	19
Deposits	20
Loans	21
Consumer Loan Delinquency Amounts and Ratios
90+ Days	22
30-89 Days	23
Allowance for Credit Losses	24 - 25
Components of Provision for Loan Losses	26
Non-Accrual Assets	27

CET1 Capital and Supplementary Leverage Ratios, Tangible Common Equity, Book Value Per Share and Tangible Book Value Per Share	28

(1)     Latin America GCB consists of Citi’s consumer banking operations in Mexico.

(2)     Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.

CITIGROUP — FINANCIAL SUMMARY (In millions of dollars, except per share amounts, and as otherwise noted)

						1Q18 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2017	2017	2017	2017(1)	2018	4Q17	1Q17

Total Revenues, Net of Interest Expense	$18,366	$18,155	$18,419	$17,504	$18,872	8%	3%
Total Operating Expenses	10,723	10,760	10,417	10,332	10,925	6%	2%
Net Credit Losses (NCLs)	1,709	1,710	1,777	1,880	1,867	(1)%	9%
Credit Reserve Build / (Release)	(34)	(44)	369	136	(64)	NM	(88)%
Provision / (Release) for Unfunded Lending Commitments	(43)	28	(175)	29	28	(3)%	NM
Provision for Benefits and Claims	30	23	28	28	26	(7)%	(13)%
Provisions for Credit Losses and for Benefits and Claims	$1,662	$1,717	$1,999	$2,073	$1,857	(10)%	12%
Income from Continuing Operations before Income Taxes	$5,981	$5,678	$6,003	$5,099	$6,090	19%	2%
Income Taxes (Benefits)	1,863	1,795	1,866	23,864	1,441	(94)%	(23)%
Income (Loss) from Continuing Operations	$4,118	$3,883	$4,137	$(18,765)	$4,649	NM	13%
Income (Loss) from Discontinued Operations, net of Taxes	(18)	21	(5)	(109)	(7)	94%	61%
Net Income (Loss) before Noncontrolling Interests	$4,100	$3,904	$4,132	$(18,874)	$4,642	NM	13%
Net Income Attributable to Noncontrolling Interests	10	32	(1)	19	22	16%	NM
Citigroup’s Net Income (Loss)	$4,090	$3,872	$4,133	$(18,893)	$4,620	NM	13%

Diluted Earnings Per Share:
Income (Loss) from Continuing Operations	$1.36	$1.27	$1.42	$(7.33)	$1.68	NM	24%
Citigroup’s Net Income (Loss)	$1.35	$1.28	$1.42	$(7.38)	$1.68	NM	24%
Shares (in millions):
Average Basic	2,765.3	2,739.1	2,683.6	2,606.2	2,561.6	(2)%	(7)%
Average Diluted	2,765.5	2,739.2	2,683.7	2,606.2	2,563.0	(2)%	(7)%
Common Shares Outstanding, at period end	2,753.3	2,724.6	2,644.0	2,569.9	2,549.9	(1)%	(7)%

Preferred Dividends	$301	$320	$272	$320	$272	(15)%	(10)%

Income Allocated to Unrestricted Common Shareholders - Basic
Income (Loss) from Continuing Operations	$3,752	$3,483	$3,813	$(19,116)	$4,304	NM	15%
Citigroup’s Net Income (Loss)	$3,734	$3,504	$3,808	$(19,225)	$4,297	NM	15%

Income Allocated to Unrestricted Common Shareholders - Diluted
Income (Loss) from Continuing Operations	$3,752	$3,483	$3,813	$(19,116)	$4,304	NM	15%
Citigroup’s Net Income (Loss)	$3,734	$3,504	$3,808	$(19,225)	$4,297	NM	15%

Regulatory Capital Ratios and Performance Metrics:
Common Equity Tier 1 (CET1) Capital Ratio (2) (3) (4) (5)	12.81%	13.06%	12.98%	12.36%	12.1%
Tier 1 Capital Ratio(2) (3) (4) (5)	14.48%	14.74%	14.61%	14.06%	13.7%
Total Capital Ratio(2) (3) (4) (5)	16.52%	16.93%	16.95%	16.30%	16.0%
Supplementary Leverage Ratio(3) (4) (5) (6)	7.27%	7.24%	7.11%	6.68%	6.7%
Return on Average Assets	0.91%	0.83%	0.87%	(3.93)%	0.98%
Return on Average Common Equity	7.4%	6.8%	7.3%	(37.5)%	9.7%
Efficiency Ratio (Total Operating Expenses/Total Revenues, net)	58%	59%	57%	59%	58%

Balance Sheet Data (in billions of dollars, except per share amounts):
Total Assets	$1,821.5	$1,864.1	$1,889.1	$1,842.5	$1,922.1	4%	6%
Total Average Assets	1,830.6	1,869.2	1,892.3	1,909.7	1,904.2	—	4%
Total Deposits	950.0	958.7	964.0	959.8	1,001.2	4%	5%
Citigroup’s Stockholders’ Equity(4) (5)	228.0	230.0	227.6	200.7	201.9	1%	(11)%
Book Value Per Share(4)	75.81	77.36	78.81	70.62	71.67	1%	(5)%
Tangible Book Value Per Share(4) (7)	65.88	67.32	68.55	60.16	61.02	1%	(7)%

Direct Staff (in thousands)	215	214	213	209	209	—	(3)%

(1)         4Q17 includes the $22.6 billion impact related to the enactment of the Tax Cuts and Jobs Act (Tax Reform), which was signed into law on December 22, 2017. The $22.6 billion increase in income taxes from Tax Reform was recorded in North America GCB ($0.8 billion), ICG ($2.0 billion) and Corporate/ Other ($19.8 billion). The final impact of Tax Reform may differ from these estimates, due to, among other things, changes in assumptions made by Citigroup and additional guidance that may be issued by the U.S. Department of the Treasury.

(2)         Citi’s reportable CET1 Capital and Tier 1 Capital ratios were derived under the U.S. Basel III Standardized Approach as of June 30, 2017 and for all subsequent periods, and the U.S. Basel III Advanced Approaches framework as of March 31, 2017.  For all periods presented, Citi’s reportable Total Capital ratios were derived under the U.S. Basel III Advanced Approaches framework.  The reportable ratios represent the lower of each of the three risk-based capital ratios (CET1 Capital, Tier 1 Capital and Total Capital) under both the Standardized Approach and the Advanced Approaches under the Collins Amendment.  Citigroup’s risk-based capital ratios reflect full implementation of the U.S. Basel III rules for all periods. As of December 31, 2017 and for all prior periods, these ratios are non-GAAP financial measures, which reflect full implementation of regulatory capital adjustments and deductions prior to the effective date of January 1, 2018. For the composition of Citi’s CET1 Capital and ratio, see page 28.

(3)         March 31, 2018 is preliminary.

(4)         In March 2017, the FASB issued Accounting Standards Update 2017-08, Premium Amortization on Purchased Callable Debt Securities (ASU 2017-08), which revises existing U.S. GAAP by shortening the amortization period for premiums on certain purchased callable debt securities to the earliest call date, rather than the contractual life of the security. During the second quarter of 2017, Citi early adopted ASU 2017-08 on a modified retrospective basis effective January 1, 2017, resulting in a $156 million net reduction of Citi’s stockholders’ equity. 1Q17 regulatory capital ratios, book value and tangible book value per share have been restated, although the retrospective application was immaterial to these ratios and amounts.

(5)         Citi early adopted ASU No. 2018-02, Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income as of December 31, 2017. The ASU allows a reclassification from Accumulated other comprehensive income (loss) (AOCI) to Retained earnings for the deferred taxes previously recorded in AOCI that exceed the current federal tax rate of 21% resulting from the newly enacted corporate tax rate as part of Tax Reform. The effect of adopting the ASU resulted in an increase of $3,304 million to Retained earnings at December 31, 2017 due to the reclassification of AOCI to Retained earnings.

(6)         Citigroup’s Supplementary Leverage Ratio (SLR) reflects full implementation of the U.S. Basel III rules for all periods. As of December 31, 2017 and for all prior periods, this ratio is a non-GAAP financial measure, which reflects full implementation of regulatory capital adjustments and deductions prior to the effective date of January 1, 2018. For the composition of Citi’s SLR, see page 28.

(7)         Tangible book value per share is a non-GAAP financial measure. For a reconciliation of this measure to reported results, see page 28.

Note:  Ratios and variance percentages are calculated based on the displayed amounts.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME (In millions of dollars)

						1Q18 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2017	2017	2017	2017	2018	4Q17	1Q17
Revenues
Interest revenue	$14,521	$15,294	$15,914	$15,850	$16,332	3%	12%
Interest expense	3,566	4,036	4,379	4,537	5,160	14%	45%
Net interest revenue	10,955	11,258	11,535	11,313	11,172	(1)%	2%

Commissions and fees	3,055	3,256	3,241	3,155	3,030	(4)%	(1)%
Principal transactions	3,094	2,643	2,248	1,490	3,289	NM	6%
Administrative and other fiduciary fees	834	909	929	912	905	(1)%	9%
Realized gains (losses) on investments	192	221	213	152	170	12%	(11)%
Other-than-temporary impairment losses on investments and other assets	(12)	(20)	(15)	(16)	(28)	(75)%	NM
Other revenue	248	(112)	268	498	334	(33)%	35%
Total non-interest revenues	7,411	6,897	6,884	6,191	7,700	24%	4%
Total revenues, net of interest expense	18,366	18,155	18,419	17,504	18,872	8%	3%

Provisions for Credit Losses and for Benefits and Claims

Net credit losses	1,709	1,710	1,777	1,880	1,867	(1)%	9%
Credit reserve build / (release)	(34)	(44)	369	136	(64)	NM	(88)%
Provision for loan losses	1,675	1,666	2,146	2,016	1,803	(11)%	8%
Provision for Policyholder benefits and claims	30	23	28	28	26	(7)%	(13)%
Provision for unfunded lending commitments	(43)	28	(175)	29	28	(3)%	NM
Total provisions for credit losses and for benefits and claims	1,662	1,717	1,999	2,073	1,857	(10)%	12%

Operating Expenses
Compensation and benefits	5,534	5,463	5,304	4,880	5,807	19%	5%
Premises and Equipment	620	604	608	621	593	(5)%	(4)%
Technology / communication expense	1,663	1,695	1,764	1,787	1,758	(2)%	6%
Advertising and marketing expense	373	432	417	386	381	(1)%	2%
Other operating	2,533	2,566	2,324	2,658	2,386	(10)%	(6)%
Total operating expenses	10,723	10,760	10,417	10,332	10,925	6%	2%

Income from Continuing Operations before Income Taxes	5,981	5,678	6,003	5,099	6,090	19%	2%
Provision (benefits) for income taxes	1,863	1,795	1,866	23,864	1,441	(94)%	(23)%

Income (Loss) from Continuing Operations	4,118	3,883	4,137	(18,765)	4,649	NM	13%
Discontinued Operations
Income (Loss) from Discontinued Operations	(28)	33	(9)	(100)	(7)	93%	75%
Provision (benefits) for income taxes	(10)	12	(4)	9	—	(100)%	100%
Income (Loss) from Discontinued Operations, net of taxes	(18)	21	(5)	(109)	(7)	94%	61%

Net Income (Loss) before Noncontrolling Interests	4,100	3,904	4,132	(18,874)	4,642	NM	13%

Net Income (Loss) attributable to noncontrolling interests	10	32	(1)	19	22	16%	NM
Citigroup’s Net Income (Loss)	$4,090	$3,872	$4,133	$(18,893)	$4,620	NM	13%

NM Not meaningful.
Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET (In millions of dollars)

						1Q18 Increase/
	March 31,	June 30,	September 30,	December 31,	March 31,	(Decrease) from
	2017	2017	2017	2017	2018 (1)	4Q17	1Q17
Assets
Cash and due from banks (including segregated cash and other deposits)	$22,272	$20,940	$22,604	$23,775	$21,850	(8)%	(2)%
Deposits with banks	157,773	165,142	163,505	156,741	180,854	15%	15%
Fed funds sold and securities borr’d or purch under agree. to resell	242,929	234,065	252,608	232,478	257,887	11%	6%
Brokerage receivables	36,888	40,487	38,076	38,384	46,572	21%	26%
Trading account assets	245,815	260,549	260,151	252,702	268,808	6%	9%
Investments
Available-for-sale and non-marketable equity securities(2)	297,891	301,535	303,147	298,970	299,479	—	1%
Held-to-maturity	47,820	50,175	51,527	53,320	52,492	(2)%	10%
Total Investments	345,711	351,710	354,674	352,290	351,971	—	2%
Loans, net of unearned income
Consumer	320,556	325,261	325,576	333,656	325,084	(3)%	1%
Corporate	308,039	319,434	327,607	333,378	347,854	4%	13%
Loans, net of unearned income	628,595	644,695	653,183	667,034	672,938	1%	7%
Allowance for loan losses	(12,030)	(12,025)	(12,366)	(12,355)	(12,354)	—	(3)%
Total loans, net	616,565	632,670	640,817	654,679	660,584	1%	7%
Goodwill	22,265	22,349	22,345	22,256	22,659	2%	2%
Intangible assets (other than MSRs)	5,013	4,887	4,732	4,588	4,450	(3)%	(11)%
Mortgage servicing rights (MSRs)	567	560	553	558	587	5%	4%
Other assets	125,681	130,704	129,068	104,014	105,882	2%	(16)%
Total assets	$1,821,479	$1,864,063	$1,889,133	$1,842,465	$1,922,104	4%	6%

Liabilities
Non-interest-bearing deposits in U.S. offices	$129,436	$126,253	$127,220	$126,880	$125,332	(1)%	(3)%
Interest-bearing deposits in U.S. offices	310,572	311,361	315,556	318,613	327,872	3%	6%
Total U.S. Deposits	440,008	437,614	442,776	445,493	453,204	2%	3%
Non-interest-bearing deposits in offices outside the U.S.	79,063	83,046	84,178	87,440	90,477	3%	14%
Interest-bearing deposits in offices outside the U.S.	430,919	438,083	437,084	426,889	457,538	7%	6%
Total International Deposits	509,982	521,129	521,262	514,329	548,015	7%	7%

Total deposits	949,990	958,743	964,038	959,822	1,001,219	4%	5%
Fed funds purch and securities loaned or sold under agree. to repurch.	148,230	154,780	161,282	156,277	171,759	10%	16%
Brokerage payables	59,655	62,947	63,205	61,342	69,685	14%	17%
Trading account liabilities	145,002	137,698	139,530	125,028	143,961	15%	(1)%
Short-term borrowings	26,127	36,519	38,149	44,452	36,094	(19)%	38%
Long-term debt	208,530	225,179	232,673	236,709	237,938	1%	14%
Other liabilities(3)	54,948	57,090	61,634	57,163	58,582	2%	7%
Total liabilities	$1,592,482	$1,632,956	$1,660,511	$1,640,793	$1,719,238	5%	8%

Equity
Stockholders’ equity(2)(4)
Preferred stock	$19,253	$19,253	$19,253	$19,253	$19,156	(1)%	(1)%
Common stock	31	31	31	31	31	—	—
Additional paid-in capital	107,613	107,798	107,896	108,008	107,599	—	—
Retained earnings(2)(4)	149,071	152,178	155,174	138,425	141,863	2%	(5)%
Treasury stock	(17,579)	(19,342)	(24,829)	(30,309)	(32,115)	(6)%	(83)%
Accumulated other comprehensive income (loss)(4)	(30,413)	(29,899)	(29,891)	(34,668)	(34,619)	—	(14)%
Total common equity	$208,723	$210,766	$208,381	$181,487	$182,759	1%	(12)%

Total Citigroup stockholders’ equity	$227,976	$230,019	$227,634	$200,740	$201,915	1%	(11)%
Noncontrolling interests	1,021	1,088	988	932	951	2%	(7)%
Total equity	228,997	231,107	228,622	201,672	202,866	1%	(11)%
Total liabilities and equity	$1,821,479	$1,864,063	$1,889,133	$1,842,465	$1,922,104	4%	6%

(1)            Preliminary.

(2)            See footnote 4 on page 1.

(3)            Includes allowance for credit losses for unfunded lending commitments.  See page 25 for amounts by period.

(4)            See footnote 5 on page 1.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

SEGMENT DETAIL NET REVENUES (In millions of dollars)

						1Q18 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2017	2017	2017	2017	2018	4Q17	1Q17

Global Consumer Banking
North America	$4,945	$4,946	$5,197	$5,182	$5,157	—	4%
Latin America	1,167	1,308	1,388	1,359	1,347	(1)%	15%
Asia (1)	1,734	1,819	1,885	1,908	1,929	1%	11%
Total	7,846	8,073	8,470	8,449	8,433	—	7%

Institutional Clients Group
North America	3,522	3,646	3,709	3,046	3,265	7%	(7)%
EMEA	2,854	2,881	2,703	2,441	3,167	30%	11%
Latin America	1,169	1,086	1,099	1,031	1,210	17%	4%
Asia	1,774	1,808	1,919	1,786	2,206	24%	24%
Total	9,319	9,421	9,430	8,304	9,848	19%	6%

Corporate / Other	1,201	661	519	751	591	(21)%	(51)%

Total Citigroup - Net Revenues	$18,366	$18,155	$18,419	$17,504	$18,872	8%	3%

(1)                                 Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

SEGMENT DETAIL INCOME (In millions of dollars)

						1Q18 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2017	2017	2017	2017	2018	4Q17	1Q17
Income (Loss) from Continuing Operations:

Global Consumer Banking(1)
North America	$614	$657	$642	$77	$838	NM	36%
Latin America	135	141	169	165	183	11%	36%
Asia (2)	249	330	359	340	373	10%	50%
Total	998	1,128	1,170	582	1,394	NM	40%

Institutional Clients Group (1)
North America	1,077	1,088	1,298	(1,108)	857	NM	(20)%
EMEA	862	786	753	431	1,113	NM	29%
Latin America	482	341	388	333	491	47%	2%
Asia	590	565	623	557	868	56%	47%
Total	3,011	2,780	3,062	213	3,329	NM	11%

Corporate / Other (1)	109	(25)	(95)	(19,560)	(74)	NM	NM

Income (Loss) From Continuing Operations	$4,118	$3,883	$4,137	$(18,765)	$4,649	NM	13%

Discontinued Operations	(18)	21	(5)	(109)	(7)	94%	61%

Net Income Attributable to Noncontrolling Interests	10	32	(1)	19	22	16%	NM

Total Citigroup - Net Income (Loss)	$4,090	$3,872	$4,133	$(18,893)	$4,620	NM	13%

Average Assets (in billions of dollars)
North America	$963	$982	$993	$1,006	$971	(3)%	1%
EMEA (2)	318	335	329	334	363	9%	14%
Latin America	125	129	131	128	129	1%	3%
Asia (2)	322	328	337	340	348	2%	8%
Corporate / Other	103	95	102	102	93	(9)%	(10)%
Total	$1,831	$1,869	$1,892	$1,910	$1,904	—	4%

Return on Average Assets (ROA) on Net Income (Loss)
North America	0.71%	0.71%	0.78%	(0.41)%	0.71%
EMEA (2)	1.08%	0.93%	0.89%	0.50%	1.23%
Latin America	2.00%	1.49%	1.68%	1.54%	2.12%
Asia (2)	1.06%	1.09%	1.15%	1.04%	1.44%
Corporate/Other	0.38%	(0.06)%	(0.32)%	(76.53)%	(0.38)%
Total	0.91%	0.83%	0.87%	(3.93)%	0.98%

(1)                             See footnote 1 on page 1.

(2)                             Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING Page 1 (In millions of dollars, except as otherwise noted)

						1Q18 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2017	2017	2017	2017(1)	2018	4Q17	1Q17

Net Interest Revenue	$6,579	$6,760	$7,071	$7,015	$6,980	—	6%
Non-Interest Revenue	1,267	1,313	1,399	1,434	1,453	1%	15%
Total Revenues, Net of Interest Expense	7,846	8,073	8,470	8,449	8,433	—	7%
Total Operating Expenses	4,451	4,537	4,452	4,563	4,681	3%	5%
Net Credit Losses	1,603	1,615	1,704	1,640	1,736	6%	8%
Credit Reserve Build / (Release)	177	125	486	177	144	(19)%	(19)%
Provision for Unfunded Lending Commitments	6	(1)	(5)	(2)	(1)	50%	NM
Provision for Benefits and Claims	29	23	28	36	26	(28)%	(10)%
Provisions for Credit Losses and for Benefits and Claims (LLR & PBC)	1,815	1,762	2,213	1,851	1,905	3%	5%
Income from Continuing Operations before Taxes	1,580	1,774	1,805	2,035	1,847	(9)%	17%
Income Taxes (2)	582	646	635	1,453	453	(69)%	(22)%
Income from Continuing Operations	998	1,128	1,170	582	1,394	NM	40%
Noncontrolling Interests	1	4	2	2	2	—	100%
Net Income	$997	$1,124	$1,168	$580	$1,392	NM	40%
EOP Assets (in billions of dollars)	$411	$418	$419	$428	$423	(1)%	3%
Average Assets (in billions of dollars)	$410	$414	$421	$423	$423	—	3%
Return on Average Assets (ROA)	0.99%	1.09%	1.10%	0.54%	1.33%
Efficiency Ratio	57%	56%	53%	54%	56%

Net Credit Losses as a % of Average Loans	2.24%	2.20%	2.26%	2.15%	2.30%

Revenue by Business
Retail Banking	$3,175	$3,328	$3,521	$3,458	$3,471	—	9%
Cards (3)	4,671	4,745	4,949	4,991	4,962	(1)%	6%
Total	$7,846	$8,073	$8,470	$8,449	$8,433	—	7%

Net Credit Losses by Business
Retail Banking	$236	$244	$300	$243	$232	(5)%	(2)%
Cards (3)	1,367	1,371	1,404	1,397	1,504	8%	10%
Total	$1,603	$1,615	$1,704	$1,640	$1,736	6%	8%

Income from Continuing Operations by Business
Retail Banking	$333	$419	$546	$358	$524	46%	57%
Cards (3)	665	709	624	224	870	NM	31%
Total	$998	$1,128	$1,170	$582	$1,394	NM	40%

Foreign Currency (FX) Translation Impact:
Total Revenue - as Reported	$7,846	$8,073	$8,470	$8,449	$8,433	—	7%
Impact of FX Translation (4)	139	50	(11)	69	—
Total Revenues - Ex-FX (4)	$7,985	$8,123	$8,459	$8,518	$8,433	(1)%	6%

Total Operating Expenses - as Reported	$4,451	$4,537	$4,452	$4,563	$4,681	3%	5%
Impact of FX Translation (4)	87	37	8	39	—
Total Operating Expenses - Ex-FX (4)	$4,538	$4,574	$4,460	$4,602	$4,681	2%	3%

Total Provisions for LLR & PBC - as Reported	$1,815	$1,762	$2,213	$1,851	$1,905	3%	5%
Impact of FX Translation (4)	27	4	(10)	14	—
Total Provisions for LLR & PBC - Ex-FX (4)	$1,842	$1,766	$2,203	$1,865	$1,905	2%	3%

Net Income - as Reported	$997	$1,124	$1,168	$580	$1,392	NM	40%
Impact of FX Translation (4)	18	7	(5)	10	—
Net Income - Ex-FX (4)	$1,015	$1,131	$1,163	$590	$1,392	NM	37%

(1)         See footnote 1 on page 1.

(2)         Income taxes in the fourth quarter of 2017 includes $750 million related to Tax Reform and is reflected in North America Retail Banking ($105 million) and North America Cards ($645 million).

(3)         Includes both Citi-Branded Cards and Citi Retail Services.

(4)         Reflects the impact of foreign currency (FX) translation into U.S. Dollars at the first quarter of 2018 average exchange rates for all periods presented.

Citigroup’s results of operations excluding the impact of FX translation are non-GAAP financial measures.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING Page 2

						1Q18 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2017	2017	2017	2017	2018	4Q17	1Q17

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	2,601	2,570	2,474	2,451	2,433	(1)%	(6)%
Accounts (in millions)	53.9	53.8	53.2	52.9	53.2	1%	(1)%
Average Deposits	$302.6	$307.2	$308.1	$306.5	$308.9	1%	2%
Investment Sales	$20.9	$21.8	$25.3	$23.7	$27.1	14%	30%
Investment Assets under Management (AUMs)	$146.7	$152.8	$158.2	$160.9	$163.5	2%	11%
Average Loans	$138.8	$142.3	$144.3	$145.1	$147.1	1%	6%
EOP Loans:
Mortgages	$81.2	$81.4	$81.4	$81.7	$82.1	—	1%
Commercial Banking	33.9	34.8	35.5	36.3	36.8	1%	9%
Personal and Other	26.3	27.2	27.3	27.9	28.5	2%	8%
EOP Loans	$141.4	$143.4	$144.2	$145.9	$147.4	1%	4%

Total Net Interest Revenue (in millions) (1)	$2,152	$2,285	$2,383	$2,345	$2,356	—	9%
As a % of Average Loans	6.29%	6.44%	6.55%	6.41%	6.50%

Net Credit Losses (in millions)	$236	$244	$300	$243	$232	(5)%	(2)%
As a % of Average Loans	0.69%	0.69%	0.82%	0.66%	0.64%
Loans 90+ Days Past Due (in millions) (2)	$488	$477	$489	$515	$493	(4)%	1%
As a % of EOP Loans	0.35%	0.33%	0.34%	0.35%	0.34%
Loans 30-89 Days Past Due (in millions) (2)	$777	$747	$805	$822	$830	1%	7%
As a % of EOP Loans	0.55%	0.52%	0.56%	0.57%	0.57%

Cards Key Indicators (in millions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	142.4	142.5	142.2	142.6	141.2	(1)%	(1)%
Purchase Sales (in billions)	$112.2	$125.3	$124.9	$136.3	$121.7	(11)%	8%

Average Loans (in billions) (3)	$150.8	$151.5	$155.4	$158.2	$159.2	1%	6%
EOP Loans (in billions) (3)	$149.9	$155.1	$156.6	$164.9	$156.6	(5)%	4%
Average Yield (4)	12.69%	12.78%	12.87%	12.70%	12.98%
Total Net Interest Revenue (5)	$4,427	$4,475	$4,688	$4,651	$4,615	(1)%	4%
As a % of Average Loans (5)	11.91%	11.85%	11.97%	11.66%	11.76%
Net Credit Losses	$1,367	$1,371	$1,404	$1,397	$1,504	8%	10%
As a % of Average Loans	3.68%	3.63%	3.58%	3.50%	3.83%
Net Credit Margin (6)	$3,297	$3,368	$3,542	$3,569	$3,451	(3)%	5%
As a % of Average Loans (6)	8.87%	8.92%	9.04%	8.95%	8.79%
Loans 90+ Days Past Due	$1,753	$1,706	$1,790	$1,963	$1,886	(4)%	8%
As a % of EOP Loans	1.17%	1.10%	1.14%	1.19%	1.20%
Loans 30-89 Days Past Due	$1,739	$1,751	$1,958	$1,940	$1,880	(3)%	8%
As a % of EOP Loans	1.16%	1.13%	1.25%	1.18%	1.20%

(1)         Also includes net interest revenue related to the average deposit balances in excess of the average loan portfolio.

(2)         The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies. See footnote 2 on page 9.

(3)         Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(4)         Average yield is gross interest revenue earned on loans divided by average loans.

(5)         Net interest revenue includes certain fees that are recorded as interest revenue.

(6)         Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING NORTH AMERICA Page 1 (In millions of dollars, except as otherwise noted)

						1Q18 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2017	2017	2017	2017(1)	2018	4Q17	1Q17

Net Interest Revenue	$4,617	$4,632	$4,825	$4,805	$4,750	(1)%	3%
Non-Interest Revenue	328	314	372	377	407	8%	24%
Total Revenues, Net of Interest Expense	4,945	4,946	5,197	5,182	5,157	—	4%
Total Operating Expenses	2,597	2,598	2,482	2,568	2,645	3%	2%
Net Credit Losses	1,190	1,181	1,239	1,186	1,296	9%	9%
Credit Reserve Build / (Release)	152	101	463	153	123	(20)%	(19)%
Provision for Unfunded Lending Commitments	7	2	(3)	(2)	(4)	(100)%	NM
Provision for Benefits and Claims	6	8	9	10	6	(40)%	—
Provisions for Loan Losses and for Benefits and Claims	1,355	1,292	1,708	1,347	1,421	5%	5%
Income from Continuing Operations before Taxes	993	1,056	1,007	1,267	1,091	(14)%	10%
Income Taxes (2)	379	399	365	1,190	253	(79)%	(33)%
Income from Continuing Operations	614	657	642	77	838	NM	36%
Noncontrolling Interests	—	—	—	(1)	—	100%	—
Net Income	$614	$657	$642	$78	$838	NM	36%
Average Assets (in billions)	$245	$244	$250	$254	$248	(2)%	1%
Return on Average Assets	1.02%	1.08%	1.02%	0.12%	1.37%
Efficiency Ratio	53%	53%	48%	50%	51%

Net Credit Losses as a % of Average Loans	2.63%	2.58%	2.63%	2.48%	2.77%

Revenue by Business
Retail Banking	$1,257	$1,293	$1,366	$1,349	$1,307	(3)%	4%
Citi-Branded Cards	2,096	2,079	2,178	2,225	2,232	—	6%
Citi Retail Services	1,592	1,574	1,653	1,608	1,618	1%	2%
Total	$4,945	$4,946	$5,197	$5,182	$5,157	—	4%

Net Credit Losses by Business
Retail Banking	$37	$39	$88	$30	$43	43%	16%
Citi-Branded Cards	633	611	611	592	651	10%	3%
Citi Retail Services	520	531	540	564	602	7%	16%
Total	$1,190	$1,181	$1,239	$1,186	$1,296	9%	9%

Income from Continuing Operations by Business
Retail Banking	$72	$130	$169	$41	$140	NM	94%
Citi-Branded Cards	246	302	342	119	425	NM	73%
Citi Retail Services	296	225	131	(83)	273	NM	(8)%
Total	$614	$657	$642	$77	$838	NM	36%

(1)         See footnote 1 on page 1.

(2)         Income taxes in the fourth quarter of 2017 includes $750 million related to Tax Reform and is reflected in Retail Banking ($105 million), Citi-Branded Cards ($320 million) and Citi Retail Services ($325 million).

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING NORTH AMERICA Page 2

						1Q18 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2017	2017	2017	2017	2018	4Q17	1Q17

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	705	695	695	694	694	—	(2)%
Accounts (in millions)	9.6	9.5	9.4	9.2	9.1	(1)%	(5)%
Average Deposits	$184.6	$185.1	$184.1	$182.7	$180.9	(1)%	(2)%
Investment Sales	$6.2	$6.5	$6.7	$7.0	$8.4	20%	35%
Investment AUMs	$55.1	$56.7	$58.6	$60.3	$60.5	—	10%

Average Loans	$55.4	$55.6	$55.7	$56.0	$55.7	(1)%	1%

EOP Loans:
Mortgages	$44.3	$44.3	$44.2	$44.3	$44.2	—	—
Commercial Banking	9.2	9.2	9.4	9.5	9.1	(4)%	(1)%
Personal and Other	2.0	2.1	2.1	2.2	2.1	(5)%	5%
Total EOP Loans	$55.5	$55.6	$55.7	$56.0	$55.4	(1)%	—

Mortgage Originations (1)	$3.8	$3.1	$3.2	$3.0	$2.3	(23)%	(39)%

Third Party Mortgage Servicing Portfolio (EOP)	$48.5	$49.1	$49.1	$47.3	$46.0	(3)%	(5)%

Net Servicing & Gain/(Loss) on Sale (in millions)	$63.1	$50.0	$47.3	$69.1	$33.4	(52)%	(47)%

Saleable Mortgage Rate Locks	$1.9	$1.5	$1.7	$1.3	$1.2	(8)%	(37)%

Net Interest Revenue on Loans (in millions)	$251	$248	$253	$235	$232	(1)%	(8)%
As a % of Avg. Loans	1.84%	1.79%	1.80%	1.66%	1.69%

Net Credit Losses (in millions)	$37	$39	$88	$30	$43	43%	16%
As a % of Avg. Loans	0.27%	0.28%	0.63%	0.21%	0.31%

Loans 90+ Days Past Due (in millions) (2)	$182	$155	$167	$199	$184	(8)%	1%
As a % of EOP Loans	0.33%	0.28%	0.30%	0.36%	0.34%
Loans 30-89 Days Past Due (in millions) (2)	$189	$191	$270	$306	$227	(26)%	20%
As a % of EOP Loans	0.35%	0.35%	0.49%	0.55%	0.41%

(1)            Originations of residential first mortgages.

(2)            The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+ Days Past Due and (EOP Loans) were $313 million and ($0.8 billion), $295 million and ($0.8 billion), $289 million and ($0.7 billion), $298 million and ($0.7 billion), and $272 million and ($0.9 billion) as of March 31, 2017, June 30, 2017, September 30, 2017, December 31, 2017 and March 31, 2018, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) were $84 million and ($0.8 billion), $84 million and ($0.8 billion), $79 million and ($0.7 billion), $88 million and ($0.7 billion), and $92 million and ($0.9 billion) as of March 31, 2017, June 30, 2017, September 30, 2017, December 31, 2017 and March 31, 2018, respectively.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING NORTH AMERICA Page 3

						1Q18 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2017	2017	2017	2017	2018	4Q17	1Q17

Citi-Branded Cards Key Indicators (in millions of dollars, except as otherwise noted) (1)
EOP Open Accounts (in millions)	33.2	33.6	33.9	34.2	33.9	(1)%	2%
Purchase Sales (in billions)	$72.5	$80.5	$80.4	$86.3	$78.6	(9)%	8%

Average Loans (in billions) (1)	$82.6	$83.3	$85.4	$86.8	$86.9	—	5%

EOP Loans (in billions) (1)	$82.2	$85.6	$86.3	$90.5	$85.7	(5)%	4%

Average Yield (2)	9.60%	9.61%	9.70%	9.63%	9.79%
Total Net Interest Revenue (3)	$1,785	$1,788	$1,849	$1,854	$1,800	(3)%	1%
As a % of Avg. Loans (3)	8.76%	8.61%	8.59%	8.47%	8.40%
Net Credit Losses	$633	$611	$611	$592	$651	10%	3%
As a % of Average Loans	3.11%	2.94%	2.84%	2.71%	3.04%
Net Credit Margin (4)	$1,461	$1,466	$1,564	$1,610	$1,573	(2)%	8%
As a % of Avg. Loans (4)	7.17%	7.06%	7.27%	7.36%	7.34%
Loans 90+ Days Past Due	$698	$659	$668	$768	$731	(5)%	5%
As a % of EOP Loans	0.85%	0.77%	0.77%	0.85%	0.85%
Loans 30-89 Days Past Due	$632	$619	$705	$698	$669	(4)%	6%
As a % of EOP Loans	0.77%	0.72%	0.82%	0.77%	0.78%

Citi-Branded Cards - Ex Hilton (in millions of dollars, except as otherwise noted) (1) (5)

Total Revenues, Net of Interest Expense	$2,057	$2,043	$2,139	$2,186	$2,071	(5)%	1%
Purchase Sales (in billions)	$71.0	$78.9	$78.9	$84.8	$78.3	(8)%	10%
Average Loans (in billions) (1)	$81.4	$82.1	$84.2	$86.4	$86.9	1%	7%
EOP Loans (in billions) (1)	$81.0	$84.4	$85.1	$90.5	$85.7	(5)%	6%

Average Yield (2)	9.59%	9.60%	9.69%	9.62%	9.79%
Total Net Interest Revenue (3)	1,758	1,761	1,821	1,845	1,800	(2)%	2%
As a % of Avg. Loans (3)	8.76%	8.60%	8.58%	8.47%	8.40%

Citi Retail Services Key Indicators (in millions of dollars, except as otherwise noted) (1)
EOP Open Accounts	86.8	86.5	86.0	86.4	85.4	(1)%	(2)%
Purchase Sales (in billions)	$16.9	$20.6	$20.0	$23.6	$17.4	(26)%	3%

Average Loans (in billions) (1)	$45.3	$44.5	$45.6	$46.9	$47.1	—	4%

EOP Loans (in billions) (1)	$44.2	$45.2	$45.9	$49.2	$46.0	(7)%	4%

Average Yield (2)	17.14%	17.38%	17.51%	17.06%	17.68%
Total Net Interest Revenue (3)	$1,908	$1,897	$1,986	$1,954	$1,973	1%	3%
As a % of Avg. Loans (3)	17.08%	17.10%	17.28%	16.53%	16.99%
Net Credit Losses	$520	$531	$540	$564	$602	7%	16%
As a % of Average Loans	4.66%	4.79%	4.70%	4.77%	5.18%
Net Credit Margin (4)	$1,067	$1,037	$1,108	$1,038	$1,012	(3)%	(5)%
As a % of Avg. Loans (4)	9.55%	9.35%	9.64%	8.78%	8.71%
Loans 90+ Days Past Due	$735	$693	$772	$845	$797	(6)%	8%
As a % of EOP Loans	1.66%	1.53%	1.68%	1.72%	1.73%
Loans 30-89 Days Past Due	$730	$730	$836	$830	$791	(5)%	8%
As a % of EOP Loans	1.65%	1.62%	1.82%	1.69%	1.72%

(1)              Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(2)              Average yield is calculated as gross interest revenue earned on loans divided by average loans.

(3)              Net interest revenue includes certain fees that are recorded as interest revenue.

(4)              Net credit margin represents total revenues, net of interest expense, less net credit losses and policy benefits and claims.

(5)              As previously announced, the Hilton Honors co-brand credit card partnership with Citi was scheduled to terminate as of year-end 2017. On October 23, 2017, Citi signed an agreement to sell the Hilton credit card portfolio ($1.2 billion in outstanding loan balances in Citi-branded cards) to American Express. In connection with the sale agreement, the existing partnership was extended through the closing date. The sale closed in the first quarter of 2018 with a pretax gain of approximately $150 million, which approximates one year of revenues from the portfolio; as these loans are intended for sale, they were reclassified as held-for-sale and recorded in Other assets as of November 1, 2017.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING LATIN AMERICA (1) - PAGE 1 (In millions of dollars, except as otherwise noted)

						1Q18 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2017	2017	2017	2017	2018	4Q17	1Q17

Net Interest Revenue	$848	$967	$1,038	$991	$997	1%	18%
Non-Interest Revenue	319	341	350	368	350	(5)%	10%
Total Revenues, Net of Interest Expense	1,167	1,308	1,388	1,359	1,347	(1)%	15%
Total Operating Expenses	667	745	779	768	759	(1)%	14%
Net Credit Losses	253	277	295	292	278	(5)%	10%
Credit Reserve Build / (Release)	12	50	44	19	42	NM	NM
Provision for Unfunded Lending Commitments	—	(1)	(1)	1	1	—	100%
Provision for Benefits and Claims	23	15	19	26	20	(23)%	(13)%
Provisions for Credit Losses and for Benefits and Claims (LLR & PBC)	288	341	357	338	341	1%	18%
Income from Continuing Operations before Taxes	212	222	252	253	247	(2)%	17%
Income Taxes	77	81	83	88	64	(27)%	(17)%
Income from Continuing Operations	135	141	169	165	183	11%	36%
Noncontrolling Interests	1	2	1	1	—	(100)%	(100)%
Net Income	$134	$139	$168	$164	$183	12%	37%
Average Assets (in billions of dollars)	$42	$45	$47	$44	$44	—	5%
Return on Average Assets	1.29%	1.24%	1.42%	1.48%	1.69%
Efficiency Ratio	57%	57%	56%	57%	56%

Net Credit Losses as a % of Average Loans	4.44%	4.36%	4.37%	4.51%	4.29%

Revenue by Business
Retail Banking	$850	$939	$992	$971	$966	(1)%	14%
Citi-Branded Cards	317	369	396	388	381	(2)%	20%
Total	$1,167	$1,308	$1,388	$1,359	$1,347	(1)%	15%

Net Credit Losses by Business
Retail Banking	$137	$151	$143	$153	$132	(14)%	(4)%
Citi-Branded Cards	116	126	152	139	146	5%	26%
Total	$253	$277	$295	$292	$278	(5)%	10%

Income from Continuing Operations by Business
Retail Banking	$90	$91	$129	$116	$138	19%	53%
Citi-Branded Cards	45	50	40	49	45	(8)%	—
Total	$135	$141	$169	$165	$183	11%	36%

FX Translation Impact:
Total Revenue - as Reported	$1,167	$1,308	$1,388	$1,359	$1,347	(1)%	15%
Impact of FX Translation (2)	75	(1)	(46)	42	—
Total Revenues - Ex-FX (2)	$1,242	$1,307	$1,342	$1,401	$1,347	(4)%	8%

Total Operating Expenses - as Reported	$667	$745	$779	$768	$759	(1)%	14%
Impact of FX Translation (2)	37	—	(21)	20	—
Total Operating Expenses - Ex-FX (2)	$704	$745	$758	$788	$759	(4)%	8%

Provisions for LLR & PBC - as Reported	$288	$341	$357	$338	$341	1%	18%
Impact of FX Translation (2)	20	—	(12)	11	—
Provisions for LLR & PBC - Ex-FX (2)	$308	$341	$345	$349	$341	(2)%	11%

Net Income - as Reported	$134	$139	$168	$164	$183	12%	37%
Impact of FX Translation (2)	13	(1)	(8)	7	—
Net Income - Ex-FX (2)	$147	$138	$160	$171	$183	7%	24%

(1)              Latin America GCB consists of Citi’s consumer banking operations in Mexico.

(2)              Reflects the impact of foreign currency (FX) translation into U.S. Dollars at the first quarter of 2018 average exchange rates for all periods presented. Citigroup’s results of operations excluding the impact of FX translation are non-GAAP financial measures.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING LATIN AMERICA - PAGE 2

						1Q18 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2017	2017	2017	2017	2018	4Q17	1Q17
Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)
Branches (actual)	1,499	1,496	1,497	1,479	1,462	(1)%	(2)%
Accounts (in millions)	27.9	28.0	27.6	27.7	28.2	2%	1%
Average Deposits	$25.3	$27.8	$28.8	$27.8	$28.9	4%	14%
Investment Sales	$5.5	$5.7	$6.8	$6.0	$6.2	3%	13%
Investment AUMs	$32.5	$34.1	$34.8	$32.1	$34.0	6%	5%
Average Loans	$18.3	$20.2	$21.2	$20.3	$20.7	2%	13%
EOP Loans:
Mortgages	$4.4	$4.6	$4.6	$4.1	$4.5	10%	2%
Commercial Banking	9.2	9.9	10.3	10.0	10.5	5%	14%
Personal and Other	6.1	6.5	6.1	5.8	6.2	7%	2%
Total EOP Loans	$19.7	$21.0	$21.0	$19.9	$21.2	7%	8%

Total Net Interest Revenue (in millions) (1)	$587	$669	$703	$672	$680	1%	16%
As a % of Average Loans (1)	13.01%	13.28%	13.16%	13.13%	13.32%
Net Credit Losses (in millions)	$137	$151	$143	$153	$132	(14)%	(4)%
As a % of Average Loans	3.04%	3.00%	2.68%	2.99%	2.59%
Loans 90+ Days Past Due (in millions)	$141	$150	$151	$130	$128	(2)%	(9)%
As a % of EOP Loans	0.72%	0.71%	0.72%	0.65%	0.60%
Loans 30-89 Days Past Due (in millions)	$246	$216	$244	$195	$248	27%	1%
As a % of EOP Loans	1.25%	1.03%	1.16%	0.98%	1.17%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	5.7	5.7	5.7	5.6	5.7	2%	—
Purchase Sales (in billions)	$3.6	$4.1	$4.2	$4.5	$4.2	(7)%	17%
Average Loans (in billions) (2)	$4.8	$5.3	$5.6	$5.4	$5.6	4%	17%
EOP Loans (in billions) (2)	$5.2	$5.5	$5.6	$5.4	$5.7	6%	10%
Average Yield (3)	23.36%	23.81%	24.01%	24.18%	24.12%	—	3%

Total Net Interest Revenue (in millions) (4)	$261	$298	$335	$319	$317	(1)%	21%
As a % of Average Loans (4)	22.05%	22.55%	23.73%	23.44%	22.96%
Net Credit Losses (in millions)	$116	$126	$152	$139	$146	5%	26%
As a % of Average Loans	9.80%	9.54%	10.77%	10.21%	10.57%
Net Credit Margin (in millions) (5)	$201	$245	$249	$253	$240	(5)%	19%
As a % of Average Loans (5)	16.98%	18.54%	17.64%	18.59%	17.38%
Loans 90+ Days Past Due (in millions)	$137	$161	$159	$151	$160	6%	17%
As a % of EOP Loans	2.63%	2.93%	2.84%	2.80%	2.81%
Loans 30-89 Days Past Due (in millions)	$145	$151	$163	$153	$160	5%	10%
As a % of EOP Loans	2.79%	2.75%	2.91%	2.83%	2.81%

(1)         Also includes net interest revenue related to the region’s average deposit balances in excess of the average loan portfolio.

(2)         Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(3)         Average yield is gross interest revenue earned on loans divided by average loans.

(4)         Net interest revenue includes certain fees that are recorded as interest revenue.

(5)         Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

NM Not meaningful.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING ASIA (1) - PAGE 1 (In millions of dollars, except as otherwise noted)

						1Q18 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2017	2017	2017	2017	2018	4Q17	1Q17

Net Interest Revenue	$1,114	$1,161	$1,208	$1,219	$1,233	1%	11%
Non-Interest Revenue	620	658	677	689	696	1%	12%
Total Revenues, Net of Interest Expense	1,734	1,819	1,885	1,908	1,929	1%	11%
Total Operating Expenses	1,187	1,194	1,191	1,227	1,277	4%	8%
Net Credit Losses	160	157	170	162	162	—	1%
Credit Reserve Build / (Release)	13	(26)	(21)	5	(21)	NM	NM
Provision for Unfunded Lending Commitments	(1)	(2)	(1)	(1)	2	NM	NM
Provision for Benefits and Claims	—	—	—	—	—	—	—
Provisions for Credit Losses and for Benefits and Claims (LLR & PBC)	172	129	148	166	143	(14)%	(17)%
Income from Continuing Operations before Taxes	375	496	546	515	509	(1)%	36%
Income Taxes	126	166	187	175	136	(22)%	8%
Income from Continuing Operations	249	330	359	340	373	10%	50%
Noncontrolling Interests	—	2	1	2	2	—	NM
Net Income	$249	$328	$358	$338	$371	10%	49%
Average Assets (in billions)	$123	$125	$124	$125	$131	5%	7%
Return on Average Assets	0.82%	1.05%	1.15%	1.07%	1.15%
Efficiency Ratio	68%	66%	63%	64%	66%

Net Credit Losses as a % of Average Loans	0.78%	0.74%	0.78%	0.73%	0.73%

Revenue by Business
Retail Banking	$1,068	$1,096	$1,163	$1,138	$1,198	5%	12%
Citi-Branded Cards	666	723	722	770	731	(5)%	10%
Total	$1,734	$1,819	$1,885	$1,908	$1,929	1%	11%

Net Credit Losses by Business
Retail Banking	$62	$54	$69	$60	$57	(5)%	(8)%
Citi-Branded Cards	98	103	101	102	105	3%	7%
Total	$160	$157	$170	$162	$162	—	1%

Income from Continuing Operations by Business
Retail Banking	$171	$198	$248	$201	$246	22%	44%
Citi-Branded Cards	78	132	111	139	127	(9)%	63%
Total	$249	$330	$359	$340	$373	10%	50%

FX Translation Impact:
Total Revenue - as Reported	$1,734	$1,819	$1,885	$1,908	$1,929	1%	11%
Impact of FX Translation (2)	64	51	35	27	—
Total Revenues - Ex-FX (2)	$1,798	$1,870	$1,920	$1,935	$1,929	—	7%

Total Operating Expenses - as Reported	$1,187	$1,194	$1,191	$1,227	$1,277	4%	8%
Impact of FX Translation (2)	50	37	29	19	—
Total Operating Expenses - Ex-FX (2)	$1,237	$1,231	$1,220	$1,246	$1,277	2%	3%

Provisions for LLR & PBC - as Reported	$172	$129	$148	$166	$143	(14)%	(17)%
Impact of FX Translation (2)	7	4	2	3	—
Provisions for LLR & PBC - Ex-FX (2)	$179	$133	$150	$169	$143	(15)%	(20)%

Net Income - as Reported	$249	$328	$358	$338	$371	10%	49%
Impact of FX Translation (2)	5	8	3	3	—
Net Income - Ex-FX (2)	$254	$336	$361	$341	$371	9%	46%

(1)         Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.

(2)         Reflects the impact of foreign currency (FX) translation into U.S. Dollars at the first quarter of 2018 average exchange rates for all periods presented.

Citigroup’s results of operations excluding the impact of FX translation are non-GAAP financial measures.

NM Not meaningful.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING ASIA (1) - PAGE 2

						1Q18 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2017	2017	2017	2017	2018	4Q17	1Q17

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)
Branches (actual)	397	379	282	278	277	—	(30)%
Accounts (in millions)	16.4	16.3	16.2	16.0	15.9	(1)%	(3)%
Average Deposits	$92.7	$94.3	$95.2	$96.0	$99.1	3%	7%
Investment Sales	$9.2	$9.6	$11.8	$10.7	$12.5	17%	36%
Investment AUMs	$59.1	$62.0	$64.8	$68.5	$69.0	1%	17%
Average Loans	$65.1	$66.5	$67.4	$68.8	$70.7	3%	9%
EOP Loans:
Mortgages	$32.5	$32.5	$32.6	$33.3	$33.4	—	3%
Commercial Banking	15.5	15.7	15.8	16.8	17.2	2%	11%
Personal and Other	18.2	18.6	19.1	19.9	20.2	2%	11%
Total EOP Loans	$66.2	$66.8	$67.5	$70.0	$70.8	1%	7%

Total Net Interest Revenue (in millions) (2)	$641	$669	$690	$695	$708	2%	10%
As a % of Average Loans (2)	3.99%	4.04%	4.06%	4.01%	4.06%
Net Credit Losses (in millions)	$62	$54	$69	$60	$57	(5)%	(8)%
As a % of Average Loans	0.39%	0.33%	0.41%	0.35%	0.33%
Loans 90+ Days Past Due (in millions)	$165	$172	$171	$186	$181	(3)%	10%
As a % of EOP Loans	0.25%	0.26%	0.25%	0.27%	0.26%
Loans 30-89 Days Past Due (in millions)	$342	$340	$291	$321	$355	11%	4%
As a % of EOP Loans	0.52%	0.51%	0.43%	0.46%	0.50%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	16.7	16.7	16.6	16.4	16.2	(1)%	(3)%
Purchase Sales (in billions)	$19.2	$20.1	$20.3	$21.9	$21.5	(2)%	12%
Average Loans (in billions) (3)	$18.1	$18.4	$18.8	$19.1	$19.6	3%	8%
EOP Loans (in billions) (3)	$18.3	$18.8	$18.8	$19.8	$19.2	(3)%	5%
Average Yield (4)	12.87%	12.84%	12.71%	12.67%	12.65%	—	(2)%

Total Net Interest Revenue (in millions) (5)	$473	$492	$518	$524	$525	—	11%
As a % of Average Loans (6)	10.60%	10.73%	10.93%	10.88%	10.86%
Net Credit Losses (in millions)	$98	$103	$101	$102	$105	3%	7%
As a % of Average Loans	2.20%	2.25%	2.13%	2.12%	2.17%
Net Credit Margin (in millions) (6)	$568	$620	$621	$668	$626	(6)%	10%
As a % of Average Loans (6)	12.73%	13.52%	13.11%	13.88%	12.95%
Loans 90+ Days Past Due	$183	$193	$191	$199	$198	(1)%	8%
As a % of EOP Loans	1.00%	1.03%	1.02%	1.01%	1.03%
Loans 30-89 Days Past Due	$232	$251	$254	$259	$260	—	12%
As a % of EOP Loans	1.27%	1.34%	1.35%	1.31%	1.35%

(1)             Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.

(2)             Also includes net interest revenue related to the region’s average deposit balances in excess of the average loan portfolio.

(3)             Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(4)             Average yield is gross interest revenue earned on loans divided by average loans.

(5)             Net interest revenue includes certain fees that are recorded as interest revenue.

(6)             Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

INSTITUTIONAL CLIENTS GROUP (In millions of dollars, except as otherwise noted)

						1Q18 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2017	2017	2017	2017(1)	2018	4Q17	1Q17

Commissions and Fees	$1,024	$1,106	$1,100	$1,088	$1,213	11%	18%
Administration and Other Fiduciary Fees	635	674	688	671	694	3%	9%
Investment Banking	1,110	1,243	1,163	1,145	985	(14)%	(11)%
Principal Transactions	2,731	2,151	1,827	1,303	2,884	NM	6%
Other(2)	1	246	704	228	418	83%	NM
Total Non-Interest Revenue	5,501	5,420	5,482	4,435	6,194	40%	13%
Net Interest Revenue (including Dividends)	3,818	4,001	3,948	3,869	3,654	(6)%	(4)%
Total Revenues, Net of Interest Expense	9,319	9,421	9,430	8,304	9,848	19%	6%
Total Operating Expenses	5,138	5,227	5,138	4,912	5,503	12%	7%
Net Credit Losses	25	71	44	225	105	(53)%	NM
Credit Reserve Build / (Release)	(176)	(15)	(38)	8	(175)	NM	1%
Provision for Unfunded Lending Commitments	(54)	31	(170)	34	29	(15)%	NM
Provision for Benefits and Claims	—	—	—	—	—	—	—
Provisions for Credit Losses and for Benefits and Claims	(205)	87	(164)	267	(41)	NM	80%
Income from Continuing Operations before Taxes	4,386	4,107	4,456	3,125	4,386	40%	—
Income Taxes (3)	1,375	1,327	1,394	2,912	1,057	(64)%	(23)%
Income from Continuing Operations	3,011	2,780	3,062	213	3,329	NM	11%
Noncontrolling Interests	15	18	14	10	15	50%	—
Net Income	$2,996	$2,762	$3,048	$203	$3,314	NM	11%
EOP Assets (in billions)	$1,314	$1,353	$1,370	$1,336	$1,407	5%	7%
Average Assets (in billions)	$1,318	$1,360	$1,369	$1,385	$1,388	—	5%
Return on Average Assets (ROA)	0.92%	0.81%	0.88%	0.06%	0.97%
Efficiency Ratio	55%	55%	54%	59%	56%

Revenue by Region
North America	$3,522	$3,646	$3,709	$3,046	$3,265	7%	(7)%
EMEA	2,854	2,881	2,703	2,441	3,167	30%	11%
Latin America	1,169	1,086	1,099	1,031	1,210	17%	4%
Asia	1,774	1,808	1,919	1,786	2,206	24%	24%
Total Revenues, net of Interest Expense	$9,319	$9,421	$9,430	$8,304	$9,848	19%	6%

Income (loss) from Continuing Operations by Region
North America	$1,077	$1,088	$1,298	$(1,108)	$857	NM	(20)%
EMEA	862	786	753	431	1,113	NM	29%
Latin America	482	341	388	333	491	47%	2%
Asia	590	565	623	557	868	56%	47%
Income from Continuing Operations	$3,011	$2,780	$3,062	$213	$3,329	NM	11%

Average Loans by Region (in billions)
North America	$146	$150	$152	$157	$160	2%	10%
EMEA	65	67	71	73	78	7%	20%
Latin America	34	35	34	33	34	3%	—
Asia	57	61	64	65	67	3%	18%
Total	$302	$313	$321	$328	$339	3%	12%

EOP Deposits by Region (in billions)
North America	$287	$280	$290	$296	$295	—	3%
EMEA	161	170	172	174	189	9%	18%
Latin America	28	27	26	25	26	3%	(5)%
Asia	144	147	152	145	156	8%	8%
Total	$620	$624	$640	$640	$666	4%	8%

EOP Deposits by Business (in billions)
Treasury and Trade Solutions	$417	$421	$428	$432	$449	4%	8%
All Other ICG Businesses	203	203	212	208	217	4%	7%
Total	$620	$624	$640	$640	$666	4%	8%

(1)    See footnote 1 on page 1.

(2)    Third quarter of 2017 includes the $580 million gain on the sale of a fixed income analytics business.

(3)    Income taxes in the fourth quarter of 2017 includes $2.0 billion related to Tax Reform.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

INSTITUTIONAL CLIENTS GROUP REVENUES BY BUSINESS (In millions of dollars, except as otherwise noted)

						1Q18 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2017	2017	2017	2017	2018	4Q17	1Q17

Revenue Details:
Investment Banking:
Advisory	$249	$318	$240	$316	$215	(32)%	(14)%
Equity Underwriting	250	309	311	251	216	(14)%	(14)%
Debt Underwriting	763	908	729	726	699	(4)%	(8)%
Total Investment Banking	1,262	1,535	1,280	1,293	1,130	(13)%	(10)%
Treasury and Trade Solutions	2,108	2,106	2,185	2,236	2,268	1%	8%
Corporate Lending - Excluding Gain/(Loss) on Loan Hedges	438	481	506	513	521	2%	19%
Private Bank	749	793	790	776	904	16%	21%
Total Banking Revenues (Ex-Gain/(Loss) on Loan Hedges) (1)	$4,557	$4,915	$4,761	$4,818	$4,823	—	6%

Corporate Lending - Gain/(Loss) on Loan Hedges (1)	(115)	9	(48)	21	23	10%	NM
Total Banking Revenues including G(L) on Loan Hedges (1)	$4,442	$4,924	$4,713	$4,839	$4,846	—	9%

Fixed Income Markets	$3,678	$3,274	$2,936	$2,463	$3,418	39%	(7)%
Equity Markets	802	725	785	567	1,103	95%	38%
Securities Services	552	594	608	612	641	5%	16%
Other (2)	(155)	(96)	388	(177)	(160)	10%	(3)%
Total Markets and Securities Services	$4,877	$4,497	$4,717	$3,465	$5,002	44%	3%

Total Revenues, net of Interest Expense	$9,319	$9,421	$9,430	$8,304	$9,848	19%	6%

Taxable-equivalent adjustments (3)	$189	$177	$176	$174	$96	(45)%	(49)%

Total ICG Revenues including taxable-equivalent adjustments (3)	$9,508	$9,598	$9,606	$8,478	$9,944	17%	5%

Commissions and Fees	$142	$158	$171	$170	$176	4%	24%
Principal Transactions (4)	2,360	1,935	1,592	1,108	2,184	97%	(7)%
Other	151	183	130	132	276	NM	83%
Total Non-Interest Revenue	$2,653	$2,276	$1,893	$1,410	$2,636	87%	(1)%
Net Interest Revenue	1,025	998	1,043	1,053	782	(26)%	(24)%
Total Fixed Income Markets	$3,678	$3,274	$2,936	$2,463	$3,418	39%	(7)%

Rates and Currencies	$2,530	$2,254	$2,189	$1,912	$2,470	29%	(2)%
Spread Products / Other Fixed Income	1,148	1,020	747	551	948	72%	(17)%
Total Fixed Income Markets	$3,678	$3,274	$2,936	$2,463	$3,418	39%	(7)%

Commissions and Fees	$326	$323	$309	$313	$361	15%	11%
Principal Transactions (4)	189	(1)	211	79	537	NM	NM
Other	9	(6)	(5)	9	80	NM	NM
Total Non-Interest Revenue	$524	$316	$515	$401	$978	NM	87%
Net Interest Revenue	278	409	270	166	125	(25)%	(55)%
Total Equity Markets	$802	$725	$785	$567	$1,103	95%	38%

(1)                 Credit derivatives are used to economically hedge a portion of the corporate loan portfolio that includes both accrual loans and loans at fair value. Gain/(loss) on loan hedges includes the mark-to-market on the credit derivatives partially offset by the mark-to-market on the loans in the portfolio that are at fair value. Hedges on accrual loans reflect the mark-to-market on credit derivatives used to economically hedge the corporate loan accrual portfolio. The fixed premium costs of these hedges are netted against the corporate lending revenues to reflect the cost of credit protection. Citigroup’s results of operations excluding the impact of gain/(loss) on loan hedges are non-GAAP financial measures.

(2)                 Third quarter of 2017 includes the $580 million gain on the sale of a fixed income analytics business.

(3)                 Primarily relates to income tax credits related to affordable housing and alternative energy investments as well as tax exempt income from municipal bond investments.

(4)                 Excludes principal transactions revenues of ICG businesses other than Markets, primarily treasury and trade solutions and the private bank.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CORPORATE / OTHER (1) (In millions of dollars, except as otherwise noted)

						1Q18 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2017	2017	2017	2017(2)	2018	4Q17	1Q17

Net Interest Revenue	$558	$497	$516	$429	$538	25%	(4)%
Non-interest revenue	643	164	3	322	53	(84)%	(92)%
Total Revenues, Net of Interest Expense	1,201	661	519	751	591	(21)%	(51)%
Total Operating Expenses	1,134	996	827	857	741	(14)%	(35)%
Net Credit Losses	81	24	29	15	26	73%	(68)%
Credit Reserve Build / (Release)	(35)	(154)	(79)	(49)	(33)	33%	6%
Provision for Benefits and Claims	1	—	—	(8)	—	100%	(100)%
Provision for Unfunded Lending Commitments	5	(2)	—	(3)	—	100%	(100)%
Total provisions for credit losses and for benefits and claims	52	(132)	(50)	(45)	(7)	84%	NM
Income from Continuing Operations before Taxes	15	(203)	(258)	(61)	(143)	NM	NM
Income Taxes (Benefits) (3)	(94)	(178)	(163)	19,499	(69)	(100)%	27%
Income (Loss) from Continuing Operations	109	(25)	(95)	(19,560)	(74)	NM	NM
Income (Loss) from Discontinued Operations, net of taxes	(18)	21	(5)	(109)	(7)	94%	61%
Noncontrolling Interests	(6)	10	(17)	7	5	(29)%	NM
Net Income (Loss)	$97	$(14)	$(83)	$(19,676)	$(86)	NM	NM
EOP Assets (in billions of dollars)	$96	$93	$100	$78	$92	18%	(4)%
Average Assets (in billions of dollars)	$103	$95	$102	$102	$93	(9)%	(10)%
Return on Average Assets	0.38%	(0.06)%	(0.32)%	(76.53)%	(0.38)%
Efficiency Ratio	94%	151%	159%	114%	125%

Corporate/Other Consumer Key Indicators:

Consumer - International (4)

Branches (actual)	50	49	49	49	48	(2)%	(4)%
Average Loans (in billions)	$2.1	$1.9	$1.9	$1.7	$1.7	—	(19)%
EOP Loans (in billions)	$2.1	$1.8	$1.7	$1.6	$1.7	6%	(19)%
Net Interest Revenue	$76	$80	$63	$74	$88	19%	16%
As a % of Average Loans	14.68%	16.89%	13.16%	17.27%	20.99%
Net Credit Losses	$26	$24	$25	$7	$23	NM	(12)%
As a % of Average Loans	5.02%	5.07%	5.22%	1.63%	5.49%
Loans 90+ Days Past Due	$77	$63	$57	$43	$32	(26)%	(58)%
As a % of EOP Loans	3.67%	3.50%	3.35%	2.69%	1.88%
Loans 30-89 Days Past Due	$60	$44	$47	$40	$44	10%	(27)%
As a % of EOP Loans	2.86%	2.44%	2.76%	2.50%	2.59%

Consumer - North America

Branches (actual)	27	—	—	—	—	—	(100)%
Average Loans (in billions of dollars)	$29.6	$25.9	$23.9	$21.9	$20.6	(6)%	(30)%
EOP Loans (in billions of dollars)	$27.2	$24.9	$23.0	$21.2	$19.3	(9)%	(29)%
Net Interest Revenue	$204	$110	$168	$174	$169	(3)%	(17)%
As a % of Average Loans	2.80%	1.70%	2.79%	3.15%	3.33%
Net Credit Losses	$43	$(6)	$27	$10	$12	20%	(72)%
As a % of Average Loans	0.59%	(0.09)%	0.45%	0.18%	0.24%
Loans 90+ Days Past Due (3)	$607	$538	$548	$514	$446	(13)%	(27)%
As a % of EOP Loans	2.35%	2.28%	2.51%	2.56%	2.42%
Loans 30-89 Days Past Due (3)	$555	$510	$596	$502	$349	(30)%	(37)%
As a % of EOP Loans	2.15%	2.16%	2.73%	2.50%	1.90%

(1)               Includes certain costs of global staff functions, other corporate expenses and certain global operations and technology expenses, Corporate Treasury, certain North America and International consumer loan portfolios, Discontinued operations and other legacy assets.

(2)               See footnote 1 on page 1.

(3)               Income taxes in the fourth quarter of 2017 includes $19.8 billion related to Tax Reform.

(4)               See footnote 2 on page 18.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CORPORATE / OTHER CONSUMER KEY INDICATORS - Continued (In millions of dollars, except as otherwise noted)

						1Q18 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2017	2017	2017	2017	2018	4Q17	1Q17

North America Mortgages

Residential First	$12.3	$11.4	$10.2	$9.4	$9.0	(4)%	(27)%
Home Equity	14.7	12.9	11.9	11.1	10.3	(7)%	(30)%
Average Loans (in billions of dollars)	$27.0	$24.3	$22.1	$20.5	$19.3	(6)%	(29)%

Residential First	$12.3	$11.0	$10.1	$9.3	$8.1	(13)%	(34)%
Home Equity	13.4	12.4	11.5	10.6	9.9	(7)%	(26)%
EOP Loans (in billions of dollars)	$25.7	$23.4	$21.6	$19.9	$18.0	(10)%	(30)%

Third Party Mortgage Serv. Portfolio (EOP, in billions)	$15.9	$14.9	$12.6	$12.1	$11.6	(4)%	(27)%
Net Servicing & Gain/(Loss) on Sale (1)	$(265.4)	$29.5	$20.8	$23.5	$8.5	(64)%	NM
Net Interest Revenue	$103	$60	$77	$78	$88	13%	(15)%
As a % of Avg. Loans	1.55%	0.99%	1.38%	1.51%	1.85%

Residential First	$7	$(26)	$1	$(1)	$3	NM	(57)%
Home Equity	10	14	23	8	7	(13)%	(30)%
Net Credit Losses (NCLs)	$17	$(12)	$24	$7	$10	43%	(41)%
As a % of Avg. Loans	0.26%	(0.20)%	0.43%	0.14%	0.21%

Residential First	$212	$175	$194	$173	$142	(18)%	(33)%
Home Equity	385	356	346	334	298	(11)%	(23)%
Loans 90+ Days Past Due (2) (3)	$597	$531	$540	$507	$440	(13)%	(26)%
As a % of EOP Loans	2.46%	2.40%	2.65%	2.70%	2.57%

Residential First	$314	$290	$365	$284	$184	(35)%	(41)%
Home Equity	214	197	209	195	148	(24)%	(31)%
Loans 30-89 Days Past Due (2) (3)	$528	$487	$574	$479	$332	(31)%	(37)%
As a % of EOP Loans	2.17%	2.20%	2.81%	2.55%	1.94%

(1)                                 The first quarter of 2017 includes the loss related to Citi’s previously announced exit of its U.S. mortgage servicing operations.

(2)                                 The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+ Days Past Due and (EOP Loans) for each period were $0.8 billion and ($1.4 billion), $0.7 billion and ($1.3 billion), $0.7 billion and ($1.2 billion), $0.6 billion and ($1.1 billion), and $0.5 billion and ($0.9 billion), as of March 31, 2017, June 30, 2017, September 30, 2017, December 31, 2017 and March 31, 2018, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) for each period were $0.1 billion and ($1.4 billion), $0.2 billion and ($1.3 billion), $0.1 billion and ($1.2 billion),$0.1 billion and ($1.1 billion), and $0.1 billion and ($0.9 billion), as of March 31, 2017, June 30, 2017, September 30, 2017, December 31, 2017 and March 31, 2018, respectively.

(3)                                 The March 31, 2017, June 30, 2017, September 30, 2017, December 31, 2017 and March 31, 2018 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude $7 million, $6 million, $6 million, $4 million and $4 million, respectively, of loans that are carried at fair value.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

AVERAGE BALANCES AND INTEREST RATES (1)(2)(3)(4)(5) Taxable Equivalent Basis

	Average Volumes			Interest			% Average Rate (4)
	First	Fourth	First	First	Fourth	First	First		Fourth		First
	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter		Quarter		Quarter
In millions of dollars, except as otherwise noted	2017	2017	2018	2017	2017	2018	2017		2017		2018
Assets:
Deposits with Banks	$154,765	$179,810	$170,867	$295	$479	$432	0.77%		1.06%		1.03%
Fed Funds Sold and Resale Agreements (6)	247,035	249,904	254,277	661	901	1,039	1.09%		1.43%		1.66%
Trading Account Assets (7)	195,851	211,685	216,161	1,307	1,345	1,381	2.71%		2.52%		2.59%
Investments	347,355	353,050	352,245	2,019	2,248	2,271	2.36%		2.53%		2.61%
Total Loans (net of Unearned Income) (8)	623,338	653,951	667,925	10,068	10,688	10,909	6.55%		6.48%		6.62%
Other Interest-Earning Assets	56,733	63,996	66,761	294	317	364	2.10%		1.97%		2.21%
Total Average Interest-Earning Assets	$1,625,077	$1,712,396	$1,728,236	$14,644	$15,978	$16,396	3.65%		3.70%		3.85%

Liabilities:
Deposits (excluding deposit insurance and FDIC Assessment)	$731,037	$760,134	$769,771	$1,110	$1,481	$1,621	0.62%		0.77%		0.85%
Deposit Insurance and FDIC Assessment	—	—	—	305	313	376
Total Deposits	731,037	760,134	769,771	1,415	1,794	1,997	0.78%		0.94%		1.05%
Fed Funds Purchased and Repurchase Agreements (6)	148,886	162,838	164,465	493	780	949	1.34%		1.90%		2.34%
Trading Account Liabilities (7)	91,882	89,485	91,721	147	176	215	0.65%		0.78%		0.95%
Short-Term Borrowings	95,613	105,339	112,684	199	340	471	0.84%		1.28%		1.70%
Long-Term Debt (9)	183,969	207,598	204,277	1,312	1,447	1,528	2.89%		2.77%		3.03%
Total Average Interest-Bearing Liabilities	$1,251,387	$1,325,394	$1,342,918	$3,566	$4,537	$5,160	1.16%		1.36%		1.56%
Total Average Interest-Bearing Liabilities (excluding deposit insurance and FDIC Assessment)	$1,251,387	$1,325,394	$1,342,918	$3,261	$4,224	$4,784	1.06%		1.26%		1.44%

Net Interest Revenue as a % of Average Interest-Earning Assets (NIM)				$11,078	$11,441	$11,236	2.76%		2.65%		2.64%

NIR as a % of Average Interest-Earning Assets (NIM) (excluding deposit insurance and FDIC Assessment)				$11,383	$11,754	$11,612	2.84%		2.72%		2.72%

1Q18 Increase (Decrease) From							(12	)bps	(1	)bps

1Q18 Increase (Decrease) (excluding deposit insurance and FDIC Assessment) From							(12	)bps	—	bps

(1)                                 Interest Revenue includes the taxable equivalent adjustments (based on the U.S. federal statutory tax rates of 21% in 2018 and 35% in 2017) of $123 million for the first quarter of 2017, $128 million for the fourth quarter of 2017 and $64 million for the first quarter of 2018.

(2)                                 Citigroup average balances and interest rates include both domestic and international operations.

(3)                                 Monthly averages have been used by certain subsidiaries where daily averages are unavailable.

(4)                                 Average rate % is calculated as annualized interest over average volumes.

(5)                                 Preliminary.

(6)                                 Average volumes of securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase are reported net pursuant to FIN 41; the related interest excludes the impact of ASU 2013-01 (Topic 210).

(7)                                 Interest expense on trading account liabilities of ICG is reported as a reduction of interest revenue. Interest revenue and interest expense on cash collateral positions are reported in trading account assets and trading account liabilities, respectively.

(8)                                 Nonperforming loans are included in the average loan balances.

(9)                                 Excludes hybrid financial instruments with changes recorded in Principal Transactions.

Reclassified to conform to the current period’s presentation.

DEPOSITS (In billions of dollars)

						1Q18 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2017	2017	2017	2017	2018	4Q17	1Q17

Global Consumer Banking
North America	$187.5	$185.2	$185.1	$182.5	$184.3	1%	(2)%
Latin America	27.6	28.7	28.3	27.1	29.6	9%	7%
Asia (1)	95.4	95.4	96.6	97.7	100.5	3%	5%
Total	$310.5	$309.3	$310.0	$307.3	$314.4	2%	1%

ICG
North America	$287.0	$280.0	$290.2	$295.9	$294.8	—	3%
EMEA	160.6	169.8	171.7	173.7	188.8	9%	18%
Latin America	27.5	26.9	25.8	25.4	26.1	3%	(5)%
Asia	144.4	146.9	151.9	144.5	156.3	8%	8%
Total	$619.5	$623.6	$639.6	$639.5	$666.0	4%	8%

Corporate/Other	$20.0	$25.8	$14.4	$13.0	$20.8	60%	4%

Total Deposits - EOP	$950.0	$958.7	$964.0	$959.8	$1,001.2	4%	5%

Total Deposits - Average	$940.9	$960.0	$965.9	$973.3	$981.9	1%	4%

Foreign Currency (FX) Translation Impact:
Total EOP Deposits - as Reported	$950.0	$958.7	$964.0	$959.8	$1,001.2	4%	5%
Impact of FX Translation (2)	19.1	12.4	8.3	7.1	—
Total EOP Deposits - Ex-FX (2)	$969.1	$971.1	$972.3	$966.9	$1,001.2	4%	3%

(1)     Asia GCB includes deposits of certain EMEA countries for all periods presented.

(2)     Reflects the impact of FX translation into U.S. Dollars at the first quarter of 2018 exchange rates for all periods presented.

Citigroup’s results of operations excluding the impact of FX translation are non-GAAP financial measures.

Reclassified to conform to the current period’s presentation.

EOP LOANS (In billions of dollars)

						1Q18 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2017	2017	2017	2017	2018	4Q17	1Q17

Global Consumer Banking

North America
Credit Cards	$126.4	$130.8	$132.2	$139.7	$131.7	(6)%	4%
Retail Banking	55.5	55.6	55.7	56.0	55.4	(1)%	—
Total	$181.9	$186.4	$187.9	$195.7	$187.1	(4)%	3%

Latin America
Credit Cards	$5.2	$5.5	$5.6	$5.4	$5.7	6%	10%
Retail Banking	19.7	21.0	21.0	19.9	21.2	7%	8%
Total	$24.9	$26.5	$26.6	$25.3	$26.9	6%	8%

Asia (1)
Credit Cards	$18.3	$18.8	$18.8	$19.8	$19.2	(3)%	5%
Retail Banking	66.2	66.8	67.5	70.0	70.8	1%	7%
Total	$84.5	$85.6	$86.3	$89.8	$90.0	—	7%

Total GCB Consumer Loans
Credit Cards	$149.9	$155.1	$156.6	$164.9	$156.6	(5)%	4%
Retail Banking	141.4	143.4	144.2	145.9	147.4	1%	4%
Total GCB	$291.3	$298.5	$300.8	$310.8	$304.0	(2)%	4%

Corporate/Other - Consumer:

North America
Mortgages	$25.7	$23.4	$21.6	$19.9	$18.0	(10)%	(30)%
Other	1.5	1.5	1.4	1.3	1.3	—	(13)%
Total	$27.2	$24.9	$23.0	$21.2	$19.3	(9)%	(29)%

International	$2.1	$1.8	$1.7	$1.6	$1.7	6%	(19)%

Corporate/Other - Other Consumer	—	0.1	0.1	0.1	0.1	—	—

Total Corporate/Other - Consumer	$29.3	$26.8	$24.8	$22.9	$21.1	(8)%	(28)%

Total Consumer Loans	$320.6	$325.3	$325.6	$333.7	$325.1	(3)%	1%

Total Corporate Loans
North America	$147.8	$151.8	$155.7	$159.2	$163.0	2%	10%
EMEA	66.4	71.3	72.8	74.4	82.1	10%	24%
Latin America	35.1	34.1	33.7	33.5	33.8	1%	(4)%
Asia	58.7	62.2	65.4	66.3	69.0	4%	18%
Total Corporate Loans	$308.0	$319.4	$327.6	$333.4	$347.9	4%	13%

Total Loans	$628.6	$644.7	$653.2	$667.0	$672.9	1%	7%

Foreign Currency (FX) Translation Impact:
Total EOP Loans - as Reported	$628.6	$644.7	$653.2	$667.0	$672.9	1%	7%
Impact of FX Translation (2)	8.9	6.3	4.5	4.4	—
Total EOP Loans - Ex-FX (2)	$637.5	$651.0	$657.7	$671.4	$672.9	—	6%

(1)     Asia GCB includes loans of certain EMEA countries for all periods presented.

(2)     Reflects the impact of FX translation into U.S. Dollars at the first quarter of 2018 exchange rates for all periods presented.

Citigroup’s results of operations excluding the impact of FX translation are non-GAAP financial measures.

Reclassified to conform to the current period’s presentation.

SUPPLEMENTAL DETAIL CONSUMER LOANS 90+ DAYS DELINQUENCY AMOUNTS AND RATIOS BUSINESS VIEW (In millions of dollars, except EOP loan amounts in billions of dollars)

	Loans 90+ Days Past Due (1)					EOP Loans
	1Q	2Q	3Q	4Q	1Q	1Q
	2017	2017	2017	2017	2018	2018

GCB (2)
Total	$2,241	$2,183	$2,279	$2,478	$2,379	$304.0
Ratio	0.77%	0.73%	0.76%	0.80%	0.78%

Retail Bank (2)
Total	$488	$477	$489	$515	$493	$147.4
Ratio	0.35%	0.33%	0.34%	0.35%	0.34%
North America (2)	$182	$155	$167	$199	$184	$55.4
Ratio	0.33%	0.28%	0.30%	0.36%	0.34%
Latin America	$141	$150	$151	$130	$128	$21.2
Ratio	0.72%	0.71%	0.72%	0.65%	0.60%
Asia (3)	$165	$172	$171	$186	$181	$70.8
Ratio	0.25%	0.26%	0.25%	0.27%	0.26%

Cards
Total	$1,753	$1,706	$1,790	$1,963	$1,886	$156.6
Ratio	1.17%	1.10%	1.14%	1.19%	1.20%
North America - Citi-Branded	$698	$659	$668	$768	$731	$85.7
Ratio	0.85%	0.77%	0.77%	0.85%	0.85%
North America - Retail Services	$735	$693	$772	$845	$797	$46.0
Ratio	1.66%	1.53%	1.68%	1.72%	1.73%
Latin America	$137	$161	$159	$151	$160	$5.7
Ratio	2.63%	2.93%	2.84%	2.80%	2.81%
Asia (3)	$183	$193	$191	$199	$198	$19.2
Ratio	1.00%	1.03%	1.02%	1.01%	1.03%

Corporate/Other - Consumer (2) (4)	$684	$601	$605	$557	$478	$21.1
Ratio	2.45%	2.37%	2.57%	2.57%	2.38%
International	$77	$63	$57	$43	$32	$1.7
Ratio	3.67%	3.50%	3.35%	2.69%	1.88%
North America (2) (4)	$607	$538	$548	$514	$446	$19.4
Ratio	2.35%	2.28%	2.51%	2.56%	2.42%

Total Citigroup (2) (4)	$2,925	$2,784	$2,884	$3,035	$2,857	$325.1
Ratio	0.92%	0.86%	0.89%	0.91%	0.88%

(1)                       The ratio of 90+ Days Past Due is calculated based on end-of-period loans, net of unearned income.

(2)        The 90+ Days Past Due and related ratios for North America Retail Banking and Corporate/Other North America exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See footnote 2 on page 9 and footnote 2 on page 18.

(3)                       Asia includes delinquency amounts, ratios and loans of certain EMEA countries for all periods presented.

(4)                       See footnote 3 on page 18.

Reclassified to conform to the current period’s presentation.

SUPPLEMENTAL DETAIL CONSUMER LOANS 30-89 DAYS DELINQUENCY AMOUNTS AND RATIOS BUSINESS VIEW (In millions of dollars, except EOP loan amounts in billions of dollars)

	Loans 30-89 Days Past Due (1)					EOP Loans
	1Q	2Q	3Q	4Q	1Q	1Q
	2017	2017	2017	2017	2018	2018

GCB (2)
Total	$2,516	$2,498	$2,763	$2,762	$2,710	$304.0
Ratio	0.87%	0.84%	0.92%	0.89%	0.89%

Retail Bank (2)
Total	$777	$747	$805	$822	$830	$147.4
Ratio	0.55%	0.52%	0.56%	0.57%	0.57%
North America (2)	$189	$191	$270	$306	$227	$55.4
Ratio	0.35%	0.35%	0.49%	0.55%	0.41%
Latin America	$246	$216	$244	$195	$248	$21.2
Ratio	1.25%	1.03%	1.16%	0.98%	1.17%
Asia (3)	$342	$340	$291	$321	$355	$70.8
Ratio	0.52%	0.51%	0.43%	0.46%	0.50%

Cards
Total	$1,739	$1,751	$1,958	$1,940	$1,880	$156.6
Ratio	1.16%	1.13%	1.25%	1.18%	1.20%
North America - Citi-Branded	$632	$619	$705	$698	$669	$85.7
Ratio	0.77%	0.72%	0.82%	0.77%	0.78%
North America - Retail Services	$730	$730	$836	$830	$791	$46.0
Ratio	1.65%	1.62%	1.82%	1.69%	1.72%
Latin America	$145	$151	$163	$153	$160	$5.7
Ratio	2.79%	2.75%	2.91%	2.83%	2.81%
Asia (3)	$232	$251	$254	$259	$260	$19.2
Ratio	1.27%	1.34%	1.35%	1.31%	1.35%

Corporate/Other - Consumer (2) (4)	$615	$554	$643	$542	$393	$21.1
Ratio	2.20%	2.18%	2.74%	2.50%	1.96%
International	$60	$44	$47	$40	$44	$1.7
Ratio	2.86%	2.44%	2.76%	2.50%	2.59%
North America (2) (4)	$555	$510	$596	$502	$349	$19.4
Ratio	2.15%	2.16%	2.73%	2.50%	1.90%

Total Citigroup (2) (4)	$3,131	$3,052	$3,406	$3,304	$3,103	$325.1
Ratio	0.98%	0.94%	1.05%	1.00%	0.96%

(1)                       The ratio of 30-89 Days Past Due is calculated based on end-of-period loans, net of unearned income.

(2)                       The 30-89 Days Past Due and related ratios for North America Retail Banking and Corporate/Other North America exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See footnote 2 on page 9 and footnote 2 on page 18.

(3)                       Asia includes delinquency amounts, ratios and loans of certain EMEA countries for all periods presented.

(4)                       See footnote 3 on page 18.

Reclassified to conform to the current period’s presentation.

ALLOWANCE FOR CREDIT LOSSES - PAGE 1 (In millions of dollars)

						1Q18 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2017	2017	2017	2017	2018	4Q17	1Q17

Total Citigroup
Allowance for Loan Losses at Beginning of Period (1)	$12,060	$12,030	$12,025	$12,366	$12,355

Gross Credit (Losses)	(2,144)	(2,130)	(2,120)	(2,279)	(2,296)	(1)%	(7)%
Gross Recoveries	435	420	343	399	429	8%	(1)%
Net Credit (Losses) / Recoveries (NCLs)	(1,709)	(1,710)	(1,777)	(1,880)	(1,867)	1%	(9)%
NCLs	1,709	1,710	1,777	1,880	1,867	(1)%	9%
Net Reserve Builds / (Releases)	(20)	67	419	78	102	31%	NM
Net Specific Reserve Builds / (Releases)	(14)	(111)	(50)	58	(166)	NM	NM
Provision for Loan Losses	1,675	1,666	2,146	2,016	1,803	(11)%	8%
Other (2) (3) (4) (5) (6) (7)	4	39	(28)	(147)	63	NM	NM
Allowance for Loan Losses at End of Period (1) (a)	$12,030	$12,025	$12,366	$12,355	$12,354

Allowance for Unfunded Lending Commitments (8) (a)	$1,377	$1,406	$1,232	$1,258	$1,290

Provision for Unfunded Lending Commitments	$(43)	$28	$(175)	$29	$28

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$13,407	$13,431	$13,598	$13,613	$13,644

Total Allowance for Loan Losses as a Percentage of Total Loans (9) (10)	1.93%	1.88%	1.91%	1.87%	1.85%

Consumer:
Allowance for Loan Losses at Beginning of Period (1)	$9,358	$9,495	$9,515	$9,892	$9,869

Net Credit Losses (NCLs)	(1,672)	(1,633)	(1,734)	(1,658)	(1,771)	(7)%	(6)%
NCLs	1,672	1,633	1,734	1,658	1,771	7%	6%
Net Reserve Builds / (Releases)	146	71	479	115	121	5%	(17)%
Net Specific Reserve Builds / (Releases)	(2)	(84)	(71)	12	(11)	NM	NM
Provision for Loan Losses	1,816	1,620	2,142	1,785	1,881	5%	4%
Other (2) (3) (4) (5) (6) (7)	(7)	33	(31)	(150)	60	NM	NM
Allowance for Loan Losses at End of Period (1) (b)	$9,495	$9,515	$9,892	$9,869	$10,039

Consumer Allowance for Unfunded Lending Commitments (8) (b)	$41	$40	$35	$33	$32

Provision for Unfunded Lending Commitments	$6	$(1)	$(5)	$(2)	$(1)

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (b)]	$9,536	$9,555	$9,927	$9,902	$10,071

Consumer Allowance for Loan Losses as a Percentage of Total Consumer Loans (9)	2.96%	2.93%	3.04%	2.96%	3.09%

Corporate
Allowance for Loan Losses at Beginning of Period (1)	$2,702	$2,535	$2,510	$2,474	$2,486

Net Credit (Losses) / Recoveries (NCL’s)	(37)	(77)	(43)	(222)	(96)	57%	NM
NCLs	37	77	43	222	96	(57)%	NM
Net Reserve Builds / (Releases)	(166)	(4)	(60)	(37)	(19)	49%	89%
Net Specific Reserve Builds / (Releases)	(12)	(27)	21	46	(155)	NM	NM
Provision for Loan Losses	(141)	46	4	231	(78)	NM	45%
Other (2)	11	6	3	3	3
Allowance for Loan Losses at End of Period (1) (c)	$2,535	$2,510	$2,474	$2,486	$2,315

Corporate Allowance for Unfunded Lending Commitments (8) (c)	$1,336	$1,366	$1,197	$1,225	$1,258

Provision for Unfunded Lending Commitments	$(49)	$29	$(170)	$31	$29

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (c)]	$3,871	$3,876	$3,671	$3,711	$3,573

Corporate Allowance for Loan Losses as a Percentage of Total Corporate Loans (10)	0.83%	0.80%	0.77%	0.76%	0.67%

Footnotes to these tables are on the following page (page 25).

ALLOWANCE FOR CREDIT LOSSES - PAGE 2

The following footnotes relate to the tables on the prior page (page 24).

(1)              Allowance for credit losses represents management’s estimate of probable losses inherent in the portfolio.  Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)              Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, dispositions, securitizations, foreign currency translation (FX translation), purchase accounting adjustments, etc.

(3)              The first quarter of 2017 includes a reduction of approximately $161 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $37 million related to the transfers of a real estate loan portfolio to HFS.  Additionally, the first quarter includes an increase of approximately $164 million related to FX translation.

(4)              The second quarter of 2017 includes a reduction of approximately $19 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $19 million related to the transfers of a real estate loan portfolio to HFS.  Additionally, the second quarter includes an increase of approximately $50 million related to FX translation.

(5)              The third quarter of 2017 includes a reduction of approximately $34 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $28 million related to the transfers of a real estate loan portfolio to HFS.  Additionally, the third quarter includes an increase of approximately $7 million related to FX translation.

(6)              The fourth quarter of 2017 includes a reduction of approximately $47 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $22 million related to the transfers of a real estate loan portfolio to HFS.  Additionally, the fourth quarter includes a decrease of approximately $106 million related to FX translation.

(7)              The first quarter of 2018 includes a reduction of approximately $55 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $53 million related to the transfers of a real estate loan portfolio to HFS.  Additionally, the first quarter includes an increase of approximately $118 million related to FX translation.

(8)              Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

(9)              March 31, 2017, June 30, 2017, September 30, 2017, December 31, 2017 and March 31, 2018 exclude $28 million, $27 million, $27 million, $25 million and $23 million, respectively, of consumer loans which are carried at fair value.

(10)       March 31, 2017, June 30, 2017, September 30, 2017, December 31, 2017 and March 31, 2018 exclude $4.0 billion, $4.2 billion, $4.3 billion, $4.9 billion and $4.5 billion, respectively, of corporate loans which are carried at fair value.

NM Not meaningful.

Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES (In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	1Q18 Increase/ (Decrease) from
	2017	2017	2017	2017	2018	4Q17	1Q17

Global Consumer Banking
Net Credit Losses	$1,603	$1,615	$1,704	$1,640	$1,736	6%	8%
Credit Reserve Build / (Release)	177	125	486	177	144	(19)%	(19)%
North America
Net Credit Losses	1,190	1,181	1,239	1,186	1,296	9%	9%
Credit Reserve Build / (Release)	152	101	463	153	123	(20)%	(19)%
Retail Banking
Net Credit Losses	37	39	88	30	43	43%	16%
Credit Reserve Build / (Release)	7	(7)	(47)	3	(20)	NM	NM
Citi-Branded Cards
Net Credit Losses	633	611	611	592	651	10%	3%
Credit Reserve Build / (Release)	92	26	192	87	75	(14)%	(18)%
Citi Retail Services
Net Credit Losses	520	531	540	564	602	7%	16%
Credit Reserve Build / (Release)	53	82	318	63	68	8%	28%
Latin America
Net Credit Losses	253	277	295	292	278	(5)%	10%
Credit Reserve Build / (Release)	12	50	44	19	42	NM	NM
Retail Banking
Net Credit Losses	137	151	143	153	132	(14)%	(4)%
Credit Reserve Build / (Release)	14	27	13	(5)	10	NM	(29)%
Citi-Branded Cards
Net Credit Losses	116	126	152	139	146	5%	26%
Credit Reserve Build / (Release)	(2)	23	31	24	32	33%	NM
Asia (1)
Net Credit Losses	160	157	170	162	162	—	1%
Credit Reserve Build / (Release)	13	(26)	(21)	5	(21)	NM	NM
Retail Banking
Net Credit Losses	62	54	69	60	57	(5)%	(8)%
Credit Reserve Build / (Release)	(6)	(9)	(23)	6	(13)	NM	NM
Citi-Branded Cards
Net Credit Losses	98	103	101	102	105	3%	7%
Credit Reserve Build / (Release)	19	(17)	2	(1)	(8)	NM	NM

Institutional Clients Group (ICG)
Net Credit Losses	25	71	44	225	105	(53)%	NM
Credit Reserve Build / (Release)	(176)	(15)	(38)	8	(175)	NM	1%

Corporate / Other
Net Credit Losses	81	24	29	15	26	73%	(68)%
Credit Reserve Build / (Release)	(35)	(154)	(79)	(49)	(33)	33%	6%

Total Provision for Loan Losses	$1,675	$1,666	$2,146	$2,016	$1,803	(11)%	8%

(1)   Asia GCB includes NCLs and credit reserve builds (releases) for certain EMEA countries for all periods presented.

NM Not meaningful.

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS (In millions of dollars)

						1Q18 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2017	2017	2017	2017	2018	4Q17	1Q17
Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region
North America	$993	$944	$915	$784	$817	4%	(18)%
EMEA	828	727	681	849	561	(34)%	(32)%
Latin America	342	281	312	280	263	(6)%	(23)%
Asia	176	146	146	29	27	(7)%	(85)%
Total	$2,339	$2,098	$2,054	$1,942	$1,668	(14)%	(29)%

Consumer Non-Accrual Loans By Region (2)
North America	$1,926	$1,754	$1,721	$1,650	$1,500	(9)%	(22)%
Latin America	737	793	791	756	791	5%	7%
Asia (3)	292	301	271	284	284	—	(3)%
Total	$2,955	$2,848	$2,783	$2,690	$2,575	(4)%	(13)%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

Institutional Clients Group	$11	$24	$44	$37	$19	(49)%	73%
Global Consumer Banking	29	29	34	26	28	8%	(3)%
Corporate/Other	133	115	65	81	67	(17)%	(50)%
TOTAL OTHER REAL ESTATE OWNED (OREO) (4)	$173	$168	$143	$144	$114	(21)%	(34)%

OREO By Region:
North America	$136	$128	$97	$89	$70	(21)%	(49)%
EMEA	1	1	1	2	—	(100)%	(100)%
Latin America	31	31	30	35	29	(17)%	(6)%
Asia	5	8	15	18	15	(17)%	NM
Total	$173	$168	$143	$144	$114	(21)%	(34)%

Other Repossessed Assets	$—	$—	$—	$—	$—	—	—

Non-Accrual Assets (NAA) (5)
Corporate Non-Accrual Loans	$2,339	$2,098	$2,054	$1,942	$1,668	(14)%	(29)%
Consumer Non-Accrual Loans	2,955	2,848	2,783	2,690	2,575	(4)%	(13)%
Non-Accrual Loans (NAL)	5,294	4,946	4,837	4,632	4,243	(8)%	(20)%
OREO	173	168	143	144	114	(21)%	(34)%
Other Repossessed Assets	—	—	—	—	—	—	—
Non-Accrual Assets (NAA)	$5,467	$5,114	$4,980	$4,776	$4,357	(9)%	(20)%

NAL as a % of Total Loans	0.84%	0.77%	0.74%	0.69%	0.63%
NAA as a % of Total Assets	0.30%	0.27%	0.26%	0.26%	0.23%

Allowance for Loan Losses as a % of NAL	227%	243%	256%	267%	291%

(1)                        Corporate loans are placed on non-accrual status based upon a review by Citigroup’s risk officers.  Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans: Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency.  As such, the non-accrual loan disclosures do not include credit card loans.

(2)                        Excludes SOP 03-3 purchased distressed loans.

(3)                        Asia GCB includes balances for certain EMEA countries for all periods presented.

(4)                        Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.  Also includes former premises and property for use that is no longer contemplated.

(5)                        There is no industry-wide definition of non-accrual assets.  As such, analysis against the industry is not always comparable.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITIGROUP

CET1 CAPITAL AND SUPPLEMENTARY LEVERAGE RATIOS, TANGIBLE COMMON EQUITY, BOOK VALUE PER

SHARE AND TANGIBLE BOOK VALUE PER SHARE

(In millions of dollars or shares, except per share amounts and ratios)

	March 31,	June 30,	September 30,	December 31,	March 31,
	2017(2)	2017	2017	2017(3)	2018(4)
Common Equity Tier 1 Capital Ratio and Components(1)

Citigroup Common Stockholders’ Equity(5)	$208,907	$210,950	$208,565	$181,671	$182,942
Add: Qualifying noncontrolling interests	133	143	144	153	140
Regulatory Capital Adjustments and Deductions:
Less:
Accumulated net unrealized losses on cash flow hedges, net of tax(6)	(562)	(445)	(437)	(698)	(920)
Cumulative unrealized net gain (loss) related to changes in fair value of financial liabilities attributable to own creditworthiness, net of tax(7)	(173)	(291)	(416)	(721)	(498)
Intangible Assets:
Goodwill, net of related deferred tax liabilities (DTLs)(8)	21,448	21,589	21,532	22,052	22,482
Identifiable intangible assets other than mortgage servicing rights (MSRs), net of related DTLs	4,738	4,587	4,410	4,401	4,209
Defined benefit pension plan net assets	836	796	720	896	871
Deferred tax assets (DTAs) arising from net operating loss, foreign tax credit and general business credit carry-forwards	21,077	20,832	20,068	13,072	12,811
Excess over 10% / 15% limitations for other DTAs, certain common stock investments and MSRs(9)	9,012	8,851	9,298	—	—
Common Equity Tier 1 Capital (CET1)	$152,664	$155,174	$153,534	$142,822	$144,127
Risk-Weighted Assets (RWA)	$1,191,397	$1,188,167	$1,182,918	$1,155,099	$1,195,020
Common Equity Tier 1 Capital Ratio (CET1/RWA)	12.81%	13.06%	12.98%	12.36%	12.1%

Supplementary Leverage Ratio and Components

Common Equity Tier 1 Capital (CET1)	$152,664	$155,174	$153,534	$142,822	$144,127
Additional Tier 1 Capital (AT1)(10)	19,791	19,955	19,315	19,555	19,350
Total Tier 1 Capital (T1C) (CET1 + AT1)	$172,455	$175,129	$172,849	$162,377	$163,477
Total Leverage Exposure (TLE)	$2,372,177	$2,418,658	$2,430,582	$2,432,491	$2,437,858
Supplementary Leverage Ratio (T1C/TLE)	7.27%	7.24%	7.11%	6.68%	6.7%

Tangible Common Equity, Book Value Per Share and Tangible Book Value Per Share

Common Stockholders’ Equity	$208,723	$210,766	$208,381	$181,487	$182,759
Less:
Goodwill	22,265	22,349	22,345	22,256	22,659
Intangible assets (other than MSRs)	5,013	4,887	4,732	4,588	4,450
Goodwill and identifiable intangible assets (other than MSRs) related to assets HFS	48	120	48	32	48
Tangible Common Equity (TCE)	$181,397	$183,410	$181,256	$154,611	$155,602
Common Shares Outstanding (CSO)	2,753.3	2,724.6	2,644.0	2,569.9	2,549.9
Book Value Per Share (Common Equity/CSO)	$75.81	$77.36	$78.81	$70.62	$71.67
Tangible Book Value Per Share (TCE/CSO)	$65.88	$67.32	$68.55	$60.16	$61.02

(1)                See footnote 2 on page 1.

(2)                See footnote 4 on page 1.

(3)                See footnote 1 on page 1.

(4)                Preliminary.

(5)                Excludes issuance costs related to outstanding preferred stock in accordance with Federal Reserve Board regulatory reporting requirements.

(6)                Common Equity Tier 1 Capital is adjusted for accumulated net unrealized gains (losses) on cash flow hedges included in accumulated other comprehensive income that relate to the hedging of items not recognized at fair value on the balance sheet.

(7)                The cumulative impact of changes in Citigroup’s own creditworthiness in valuing liabilities for which the fair value option has been elected, and own-credit valuation adjustments on derivatives, are excluded from Common Equity Tier 1 Capital, in accordance with the U.S. Basel III rules.

(8)                Includes goodwill “embedded” in the valuation of significant common stock investments in unconsolidated financial institutions.

(9)                Assets subject to 10%/15% limitations include MSRs, DTAs arising from temporary differences and significant common stock investments in unconsolidated financial institutions.  For periods presented prior to December 31, 2017, the deduction related only to DTAs arising from temporary differences that exceeded the 10% limitation.

(10)         Additional Tier 1 Capital primarily includes qualifying noncumulative perpetual preferred stock and qualifying trust preferred securities.

Reclassified to conform to the current period’s presentation.